UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2013

GALENA BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 N. State Street, Suite 208

Lake Oswego, Oregon 97034

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Galena Biopharma, Inc. (“we,” “us,” “our” or the “Company”) was held on June 28, 2013. We filed our definitive proxy statement (the “Proxy Statement”) in connection with the Annual Meeting with the Securities and Exchange Commission on April 29, 2013 (which can be viewed at: www.sec.gov).

Our stockholders acted upon the following proposals at the Annual Meeting:

•	Proposal 1: to re-elect Sanford J. Hillsberg and Steven A. Kriegsman to our board of directors to serve as Class III Directors until the 2016 Annual Meeting of stockholders;

•

Proposal 2: to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by 75,000,000 shares, to a total of 200,000,000 shares;

•

Proposal 3: to approve an amendment to our Amended and Restated 2007 Incentive Plan to increase the number of shares of common stock under the Amended and Restated 2007 Incentive Plan by 4,000,000 shares, to a total of 16,500,000 shares;

•	Proposal 4: to approve, by non-binding vote, the compensation of our named executive officers as disclosed in the Proxy Statement; and

•	Proposal 5: to recommend, by non-binding vote, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.

Voting Results

Proposal 1: Sanford J. Hillsberg and Steven A. Kriegsman were re-elected as Class III Directors on the following vote:

	“FOR” votes	“WITHHELD” votes
Sanford J. Hillsberg	13,353,252	1,380,264
Steven A. Kriegsman	12,512,782	2,220,734

In addition, there were 48,717,771 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 56,860,933 “FOR” votes, 6,113,834 “AGAINST” votes and 476,520 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 11,191,400 “FOR” votes, 3,224,891 “AGAINST” votes and 317,225 “ABSTAIN” votes. In addition, there were 48,717,771 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 10,715,570 “FOR” votes, 3,668,949 “AGAINST” votes and 348,997 “ABSTAIN” votes. In addition, there were 48,717,771 broker non-votes in connection with this proposal.

Proposal 5: This proposal was approved as follows:

Frequency	“FOR” votes
Every Year	12,673,124
Every Two Years	532,796
Every Three Years	1,338,188

In addition, there were 189,408 “ABSTAIN” votes and 48,717,771 broker non-votes in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date: July 3, 2013	By:	/s/ Mark J. Ahn
Mark J. Ahn, Ph.D.
President and Chief Executive Officer

3